UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
March 17, 2023
Date of Report (Date of earliest event reported)

CalciMedica, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39538	45-2120079
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

505 Coast Boulevard South , Suite 307 La Jolla , California	92037
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (
858
)
952-5500
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CALC	*

*	The registrant’s common stock began trading on the OTCQB on April 26, 2023 under the symbol “CALC.”
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE
This Amendment No. 2 on Form
8-K/A
(this “Amendment No. 2”) amends the Form
8-K/A
of CalciMedica, Inc. (the “Company”) filed on April 4, 2023 (the “Original Report”) with the Securities and Exchange Commission (the “SEC”) to restate each of (i) the Company’s financial statements as of and for the year ended December 31, 2022, as included in Exhibit 99.1 of the Original Report and (ii) the unaudited pro forma combined financial statements as of and for the year ended December 31, 2022, as included in Exhibit 99.2 of the Original Report (collectively, the “Financial Statements”).
On May 12, 2023, the Company filed a Current Report on Form
8-K
disclosing that the Financial Statements included in the Original Report should not be relied upon.
Other than this Explanatory Note, the section entitled “Restatement Background” and the restated Financial Statements and Consent of Independent Registered Public Accounting Firm included under Item 9.01, this Amendment No. 2 does not amend, update or change any other items or disclosures in the Original Report and does not purport to reflect any information or events subsequent to the filing thereof. As such, this Amendment No. 2 speaks only as of the date the Original Report was filed, and the Company has not undertaken herein to amend, supplement or update any information contained in the Original Report to give effect to any subsequent events. Accordingly, this Amendment No. 2 should be read in conjunction with the Company’s filings made with the SEC subsequent to the filing of the Original Report, including any amendment to those filings.
The restatement is more fully described in Note 2 of the notes to the financial statements included herein.
Restatement Background
On May 8, 2023, the Board of Directors (the “Board”) of the Company, following the recommendation of the Audit Committee of the Board and after discussion with its independent registered public accounting firm, Ernst & Young LLP, with respect to the valuation of the Company’s convertible promissory notes and warrant liability on the balance sheet at December 31, 2022, concluded the financial statements should be restated to correct for errors in the valuation of the convertible promissory notes and warrant liability as of December 31, 2022 and accordingly should no longer be relied upon. Similarly, any previously furnished or filed reports or similar communications of the Company describing the Company’s financial results contained in the Original Report should no longer be relied upon.
Based on the Company’s reassessment, it determined the valuation models used to calculate the fair value of the convertible promissory notes and warrant liability balances as of December 31, 2022 did not appropriately consider the existence of the estimated conversion computation included in the Agreement and Plan of Merger and Reorganization, dated as of November 21, 2022, as amended on February 10, 2023, by and among Graybug Vision, Inc. (“Graybug”), Camaro Merger Sub, Inc., a wholly owned subsidiary of Graybug, and CalciMedica, Inc.

Item 9.01	Financial Statements and Exhibits
(a) Financial Statements of Business Acquired
The restated financial statements and information required by this Item 9.01(a) and the notes related thereto are filed as Exhibit 99.1 to this Current Report on Form 8-K.
(b) Pro Forma Financial Information
The restated pro forma financial information required by this Item 9.01(b) and the notes related thereto are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of Independent Registered Public Accounting Firm.

99.1	Restated Audited Financial Statements of CalciMedica, Inc. for the years ended December 31, 2022 and 2021.

99.2	Restated Unaudited Pro Forma Combined Financial Statements.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 12, 2023	CalciMedica, Inc.

	By:	/s/ A. Rachel Leheny, Ph.D.
	Name:	A. Rachel Leheny, Ph.D.
	Title:	Chief Executive Officer